UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported): August 25, 2016

PANTOP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	333-1198885	38-3939853
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21st Floor, Public Bank Tower, Jalan Wong Ah Fook 80000 Johor Bahru, Johor, Malaysia	n/a
(Address of principal executive offices)	(Zip code)

Tel: +603 2710 0218   Fax: +603 2710 0217

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 25, 2016, Mr. Loh Chee Ming resigned as Chief Financial Officer, Chief Executive Officer and Director of the Company. Mr. Loh has not indicated that his resignation was due to differences or disagreements with the Company’s executive management or Board of Directors.

On the same date that Mr. Loh resigned, Dato Sri TING Teck Sheng our current President and Director accepted the role as the Chief Financial Officer and Chief Executive Officer.

Item 8.01	Other Events

On October 16, 2017, the principal business and mailing address of the Pantop Corporation is located at 21st Floor, Public Bank Tower, Jalan Wong Ah Fook, 80000 Johor Bahru, Johor, Malaysia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2017	PANTOP CORPORATION
By: /s/ Hew Wan Voon
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Hew Wan Voon,
Secretary, Treasurer and Director